Exhibit 10.22

Execution Copy

JOINDER

Amended and Restated Stockholder Rights Agreement

Each of the undersigned (each, an “Electing Lender” and, collectively, the “Electing Lenders”) is executing and delivering this Joinder pursuant to the Amended and Restated Stockholder Rights Agreement, dated as of November 14, 2007 (as amended from time to time in accordance with its terms, the “Restated Rights Agreement”), among Redford Holdco, LLC (the “Company”), Spirit Finance Corporation (“Spirit”) and the other parties thereto. This Joinder is being executed and delivered in connection with the execution and delivery of that certain Conversion Agreement, dated as of July 8, 2011 (as amended from time to time in accordance with its terms, the “Conversion Agreement”), among Spirit and the Electing Lenders. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Restated Rights Agreement.

By executing this Joinder and delivering the same to the Company and Spirit, each Electing Lender hereby severally agrees to become a party to, to be bound by and to comply with, and the Company and Spirit hereby covenant, represent and agree that the Electing Lenders shall be entitled to the benefits of, the provisions of the Restated Rights Agreement as a “Holder” in the same manner as if it was an original signatory to the Restated Rights Agreement; provided that:

(i)	The rights of each Electing Lender as a Holder pursuant to Section 3 of the Restated Rights Agreement (Incidental Registration) and Section 4 of the Restated Rights Agreement (Registration on Request) automatically shall expire, without any action by the Electing Lenders or the Company or Spirit, upon the first anniversary of a Qualifying IPO (as defined in the Conversion Agreement). For the avoidance of doubt, (i) any such expiration shall not affect any other rights of the Electing Lenders under the Restated Rights Agreement, including, without limitation, rights to indemnification or contribution pursuant to Section 6 of the Restated Rights Agreement, which other rights shall survive such expiration, and (ii) rights pursuant to Section 3 or Section 4 of the Restated Rights Agreement in respect of any transaction initiated prior to the first anniversary of a Qualifying IPO but that is completed or abandoned subsequent to such time shall remain in effect until such later time as such transaction is either completed or abandoned.

(ii)	None of the Electing Lenders is agreeing to be bound by or to comply with, and none of the Electing Lenders shall be subject to, Section 9 of the Restated Rights Agreement (Holdback Agreement).

(iii)	For purposes of this Joinder and the rights of the Electing Lenders pursuant to the Restated Rights Agreement, the term “Registrable Securities” shall have the meaning ascribed to such term in the Restated Rights Agreement, but excluding clause (iii) of the second sentence thereof.

(iv)	The Restated Rights Agreement may not be amended in any manner that would materially adversely affect the Electing Lenders as Holders, or be terminated by mutual agreement among any Persons, except in any such case with the consent of the Electing Lenders beneficially owning a majority of the shares of Common Stock then held by all Electing Lenders and entitled to the benefits of the Restated Rights Agreement.

(v)	This Joinder only shall become effective at and as of the Conversion (as defined in the Conversion Agreement) and concurrently with the issuance of Common Stock to the Electing Lenders upon the Conversion; provided that clause (iii) above shall be effective upon the execution hereof; provided, further, that clause (iii) above automatically shall terminate and have no further force and effect, without any action by the Electing Lenders or the Company or Spirit, upon the expiration of the Option Period if no Conversion has been completed within the Option Period. Without limiting the foregoing, if the Conversion is not completed and does not occur, then, except as expressly provided in the immediately preceding sentence, this Joinder shall have no force or effect.

Each of Spirit and the Company represents that (i) it has the corporate and other requisite power and authority to execute and deliver this Joinder and to perform its obligations hereunder and the Restated Rights Agreement and that the execution, delivery and performance of this Joinder by each of them has been duly authorized by all necessary corporate and other requisite action and (ii) and that this Joinder constitutes a legal, valid and binding obligation of Spirit or the Company, as the case may be, enforceable against it in accordance with its terms.

This Joinder shall bind and inure to the benefit of the Electing Lenders, the Company and Spirit and their respective permitted successors and assigns, including any assignee of the Common Stock issued to the Electing Lenders (or their successors or assigns) upon the Conversion.

This Joinder, and all claims or causes of action (whether at law or in equity, in contract or in tort) that may be based upon, arise out of or relate to this Joinder or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York.

EACH OF THE PARTIES HERETO AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS JOINDER SHALL PROPERLY AND EXCLUSIVELY LIE IN A STATE OR FEDERAL COURT WITHIN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS JOINDER IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS JOINDER, EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO IRREVOCABLY AGREES THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS JOINDER OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS JOINDER OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS JOINDER WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Joinder to Amended and Restated Stockholder Rights Agreement

Each party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Joinder will cause the other parties hereto to sustain damages for which such other parties would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that, in the event of any such breach, such other parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such parties may be entitled at law or in equity.

All rights, powers and remedies provided under this Joinder or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

The provisions of this Joinder may be amended, modified or waived only with the prior written consent of the Electing Lenders, the Company and Spirit.

This Joinder may be executed in one or more counterparts, each of which shall constitute part of the same agreement. Delivery of an executed signature page of this Joinder by facsimile or electronic transmission (including by email with “.pdf” file attachment) shall be as effective as delivery of a manually executed original signature page of this Joinder.

Each Electing Lender executed and delivered this Joinder as of July 8, 2011.

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Joinder to Amended and Restated Stockholder Rights Agreement

AMMC CLO III, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

AMMC CLO IV, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
By:	ANCHORAGE CAPITAL GROUP, LLC. ITS INVESTMENT MANAGER

By:	/s/ Michael Aglialoro

Name:	Michael Aglialoro
Title:	Executive Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

ASSOCIATED BRITISH FOODS PENSION SCHEME
By:	BEACH POINT CAPITAL MANAGEMENT LP AS INVESTMENT MANAGER

By:	/s/ Carl Goldsmith

Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

Bank of America, N.A.

By:	/s/ Erik S. Grossman
Name:	Erik S. Grossman
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

BARCLAYS BANK PLC

By:	/s/ Gez Jordan
Authorized Signatory
Name:	Gez Jordan
Title:	Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

BATTALION CLO 2007-I, LTD.

By	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

	By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

Joinder to Amended and Restated Stockholder Rights Agreement

BEACH POINT DISTRESSED MASTER FUND, LP
By: Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

BEACH POINT ScF, L.P.
By: Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

BEACH POINT TOTAL RETURN MASTER FUND, LP

By: Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

BPC OPPORTUNITIES FUND LP
By: Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

Brentwood CLO, Ltd.

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Citadel Securities Trading LLC

By:	/s/ Paul Vigilante
Name:	Paul Vigilante
Title:	Authorized Signatory

Joinder to Amended and Restated Stockholder Rights Agreement

Credit Suisse Securities (USA) LLC

By:	/s/ Michael Wotanowski
Name:	Michael Wotanowski
Title:	Authorized Signatory

Joinder to Amended and Restated Stockholder Rights Agreement

Deutsche Bank AG Cayman Islands Branch
By:	DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

By:	/s/ Angeline Quintana
Angeline Quintana
Assistant Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

Eastland CLO, Ltd.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

EMPYREAN INVESTMENTS, LLC

By:	/s/ Ryan Mayetani
Name:	Ryan Mayetani
Title:	Authorized Signatory

Joinder to Amended and Restated Stockholder Rights Agreement

Genesis CLO 2007-1 Ltd.

By	GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns
Name:	Marshall E. Stearns
Title:	Managing Director

Joinder to Amended and Restated Stockholder Rights Agreement

Gleneagles CLO Ltd.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Grayson CLO, Ltd.

By	Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Greenbriar CLO, LTD.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

GRF MASTER FUND, L.P. BY: Anchorage Capital Group, L.L.C. Its Investment Manager

By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

Halcyon Master Fund L.P.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

Joinder to Amended and Restated Stockholder Rights Agreement

Highland Credit Opportunities CDO, Ltd.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Highland Credit Strategies Fund

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Treasurer

Joinder to Amended and Restated Stockholder Rights Agreement

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Treasurer

Joinder to Amended and Restated Stockholder Rights Agreement

Highland Loan Funding V Ltd.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Highland Offshore Partners, L.P.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Highland Park CDO I LTD

By	Highland Capital Management, L.P., as HP CDO I Collateral Servicer By: Strand Advisors, Inc., as its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Jasper CLO Ltd.

By	Highland Capital Management L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Liberty CLO, Ltd.

By	Highland Capital Management L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Loan Funding VII LLC

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Longhorn Credit Funding, LLC

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Midtown Acquisitions L.P.

By:	Midtown Acquisitions G.P. LLC

By:	/s/ Tony Yoseloff
Name:	Tony Yoseloff
Title:	Manager

Joinder to Amended and Restated Stockholder Rights Agreement

PCI FUND, L.L.C. By: Anchorage Capital Group, L.L.C. Its Investment Manager

By:	/s/ Michael Aglialoro
Name:	Michael Aglialoro
Title:	Executive Vice President

Joinder to Amended and Restated Stockholder Rights Agreement

POST AGGRESSIVE CREDIT MASTER FUND, LP

By: Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

Red River CLO, Ltd

By	Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Rockwall CDO II Ltd.

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Rockwall CDO LTD

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

ROYAL MAIL PENSION PLAN

By:	Beach Point Capital Management LP As Investment Manager

By:	/s/ Carl Goldsmith

Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

Shinnecock CLO 2006-1, LTD.

By:	/s/ John Hall

Name:	John Hall
Title:	Authorized Signatory

Joinder to Amended and Restated Stockholder Rights Agreement

Southfork CLO, Ltd.

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post

Name: Jason Post
Title: Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Stratford CLO, Ltd.

By	Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities Inc., its agent

By:	/s/ Suzanne Glossoti
Name:	Suzanne Glossoti
Title:	Authorized Signatory

Joinder to Amended and Restated Stockholder Rights Agreement

Thracia, LLC.
By:	P. Schoenfeld Asset Management

By:	/s/ Dhananjay Pai, CFO
Name:	Dhananjay Pai, CFO
Title:

Joinder to Amended and Restated Stockholder Rights Agreement

VIRGINIA RETIREMENT SYSTEM
By:	Beach Point Capital Management LP
As Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Senior Port Folio Manager

Joinder to Amended and Restated Stockholder Rights Agreement

Westchester CLO, Ltd.

By	Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

Joinder to Amended and Restated Stockholder Rights Agreement

Accepted and agreed as of July 8, 2011
REDFORD HOLDCO, LLC

By:	/s/ Michael A. Bender
Name:	Michael A. Bender
Title:	Chief Financial Officer

SPIRIT FINANCE CORPORATION

By:	/s/ Michael A. Bender
Name:	Michael A. Bender
Title:	Chief Financial Officer

Joinder to Amended and Restated Stockholder Rights Agreement